Exhibit 4.3
                      DILL DILL CARR STONBRAKER & HUTCHINGS
                           A PROFESSIONAL CORPORATION
                                ATTORNEYS AT LAW
                                  (LETTERHEAD)


                               September 17, 1998

VIA FEDERAL EXPRESS
-------------------


U.S. SECURITIES AND EXCHANGE COMMISSION
Office of Small Business Policy
450 Fifth Street, N.W.
Washington, D.C. 20549

         RE: Exemption Notice Filing of Flexible Solutions International Inc. @ $0.25/Share (the "Issuer") Pursuant to Regulation D Under the Securities Act of 1933

Ladies and Gentlemen:

         Enclosed, in connection with the Issuer's notice filing pursuant to the requirements of Rule 504 of Regulation D, are five copies of Form D, including one manually signed, executed by a person duly authorized by the Issuer.

         Please stamp the enclosed copy of this letter "RECEIVED," indicate the date of receipt and return same to us in the enclosed self-addressed, stamped envelope. If you have any questions, or require any additional information, please telephone the undersigned at (303) 777-3737.

                                                         Very truly yours,

                                                         /s/ Lori Ann Y. Fujoka

                                                         Lori Ann Y. Fujoka

LAF/ccf
Enclosures
cc: Flexible Solutions International Inc.

              455 SHERMAN STREET, SUITE 300/DENVER, COLORADO 80203
                       /FAX (303) 777-3823/(303) 777-3737
                            E-mail: dillndill@aol.com

FORM D
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C 20549
                                     FORM D

                          NOTICE OF SALE OF SECURITIES
                            PURSUANT TO REGULATION D,
                              SECTION 4(6), AND/OR
                       UNIFORM LIMITED OFFERING EXEMPTION

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Name of Offering ([ ] check if this is an amendment  and name has  changed.  and indicate change.) Flexible Solutions International Inc. Rule 504 Offering @ $0.05/Share
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Filing Under (Check box(es) that apply):  [x] Rule 504 [ ] Rule 505 [ ] Rule 506
[ ]  Section  4(6) [ ] ULOE  Tvpe  of  Filing:  [x]  New  Filing  [ ]  Amendment
--------------------------------------------------------------------------------
A.                  BASIC                   IDENTIFICATION                  DATA
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1.     Enter     the     information      requested     about     the     issuer
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Name of  Issuer ([ ] check it this is an  amendment  and name has  changed.  and
indicate      change.)      Flexible      Solutions      International      Inc.
--------------------------------------------------------------------------------
Address  of  Executive  Offices  (Number  and  Street.  City.  State,  Zip Code)
Telephone  2614  Queenswood  Drive,  Victoria,   B.C.  V8N  1X5,  Canada  Number
(Including            Area            Code)            (250)            477-9969
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Address of Principal Business  Operations  (Number and Street,  City. State. Zip
Code) (if different from Executive  Offices)  Telephone  Number  (including Area
Code)
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Brief Description of Business Marketing of swimming pool chemicals.
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Type of Business Organization [x] corporation [ ] limited partnership, already formed [ ] other (please specify) [ ] business trust [ ] limited partnership, to be formed
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Month Year Actual or Estimated Date of Incorporation or Organization:  05 98 [x]
Actual [ ] Estimated

Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service abbreviation for State; CN for Canada: FN for other foreign
jurisdiction)                                                             [N][V]
--------------------------------------------------------------------------------
GENERAL INSTRUCTIONS

Federal:

Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 2.10.501 et seq. or 15 U.S.C. 77d(6).

When To File: A notice must be riled no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address.

Where to File: U.S. Securities and Exchange Commission. 450 Fifth Street. N.W. Washington, D.C. 20549

Copies Required: Five (5) copies of this notice must be riled with the SEC. tine of which must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

Information Required. A new riling must contain all information requested. Amendments need only report the name of the issuer and offering. any changes thereto. The information requested in Part C. and any material changes from the information previously supplied in Parts A and 3. Part E and the Appendix need not be riled with the SEC.

Filing Fee: There is no federal filing fee.

State:

This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must rile a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be riled in the appropriate states in accordance with state law. The Appendix to the notice constitutes a part of this notice and must be completed.

                                    ATTENTION

Failure to file notice in the appropriate states will not 'result in a loss of the federal exemption. Conversely, failure to file the appropriate federal notice will not result in a loss of an available state exemption unless such exemption is predicated on the filing of a federal notice.

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

                                                         SEC 1972 (2-97) 1 of 8

A. BASIC IDENTIFICATION DATA

2. Enter the information requested for the following:

    o Each promoter of the issuer, if the issuer has been organized within the past Five years;

    o Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer;

    o Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and

    o Each general and managing partner of partnership issuers.
--------------------------------------------------------------------------------
Check Box(es) that Apply: [ ] Promoter[x] Beneficial Owner [ ] Executive Officer
                          [ ] Director[ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)
                             Aschmann, Beat
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
             Laerchenhof weg No. 3, 8906 Bonstetten, Switzerland
--------------------------------------------------------------------------------
Check Box(es) that Apply: [x] Promoter [x] Beneficial Owner[x] Executive Officer
                          [x] Director [ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual) O'Brien, Daniel B.
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City. State, Zip Code)
             2614 Queenswood Drive, Victoria, B.C. V8N 1K5  Canada
--------------------------------------------------------------------------------
Check Box(es) that Apply: [ ] Promoter[x] Beneficial Owner [ ] Executive Officer
                          [ ] Director[ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first. if individual)
            O'Brien, Dr. Robert N.
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
            2614 Queenswood Drive, Victoria, B.C. V8N 1X5 Canada
--------------------------------------------------------------------------------
Check Box(es) that Apply: [ ] Promoter[ ] Beneficial Owner[ ] Executive Officer
                          [ ] Director[ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City. State, Zip Code)

--------------------------------------------------------------------------------
Check Box(es) that Apply: [ ] Promoter[ ] Beneficial Owner[ ] Executive Officer
                          [ ] Director[ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City. State, Zip Code)

--------------------------------------------------------------------------------
Check Box(es) that Apply: [ ] Promoter[ ] Beneficial Owner[ ] Executive Officer
                          [ ] Director[ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City. State, Zip Code)

--------------------------------------------------------------------------------
Check Box(es) that Apply: [ ] Promoter[ ] Beneficial Owner[ ] Executive Officer
                          [ ] Director[ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City. State, Zip Code)

--------------------------------------------------------------------------------
Check Box(es) that Apply: [ ] Promoter[ ] Beneficial Owner[ ] Executive Officer
                          [ ] Director[ ] General and/or Managing Partner
--------------------------------------------------------------------------------
(Use blank sheet. or copy and use additional copies of this sheet. as necessary)
                                     2 of 8

B. INFORMATION ABOUT OFFERING

1. Has the issuer sold or does the issuer intend to sell to non-accredited investors in this offering?

     [x] Yes  [ ] No

Answer also in Appendix, Column 2, if filing under ULOE.

2. What is the minimum investment that will be accepted from any individual? $100.00

3.  Does the offering permit joint ownership of a single unit? [x] Yes [ ] No

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.
--------------------------------------------------------------------------------
Full Name (Last name first, if individual) Not applicable.
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City. State, Zip Code)

--------------------------------------------------------------------------------
Name of Associated Broker or Dealer

--------------------------------------------------------------------------------
States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
(Check "All States" or check individual States) ...............[ ] All States

 [AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID] [IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] (MS] [MO] [MT] [NE] [NV] [NH] (NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA] [RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]
--------------------------------------------------------------------------------
Full Name (Last name first, if individual) Not applicable.
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City. State, Zip Code)

--------------------------------------------------------------------------------
Name of Associated Broker or Dealer

--------------------------------------------------------------------------------
States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
(Check "All States" or check individual States) ...............[ ] All States

 [AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID] [IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] (MS] [MO] [MT] [NE] [NV] [NH] (NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA] [RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]
--------------------------------------------------------------------------------
Full Name (Last name first, if individual) Not applicable.
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City. State, Zip Code)

--------------------------------------------------------------------------------
Name of Associated Broker or Dealer

--------------------------------------------------------------------------------
States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
(Check "All States" or check individual States) ...............[ ] All States

 [AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID] [IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] (MS] [MO] [MT] [NE] [NV] [NH] (NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA] [RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]
--------------------------------------------------------------------------------
(Use blank sheet, or copy and use additional copies of this sheet. as necessary)
                                     3 of 8

C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS

1.Enter the aggregate offering price of securities included in this offering and the total amount already sold. Enter "0" if answer is "none" or "zero". If the transaction is an exchange offering, check this box [ ] and indicate in the column below the amounts of the securities offered for exchange and already exchanged. Type of Security
                                                                                        Aggregate         Amount Already
                                                                                           Sold
         Offering Price
         Debt ........................................................................$                   $
         Equity.......................................................................$ 25,000            $ 25,000
                  [x] Common   [ ] Preferred
         Convertible Securities (including warrants)..................................$                   $
         Partnership Interests........................................................$                   $
         Other (Specify                          )....................................$                   $
              Total...................................................................$ 25,000            $ 25,000
                  Answer also in Appendix, Colum 3, if filing under ULOE

2.Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines. Enter "0" if answer is "none" or "zero."
                                                                                        Number            Aggregate
                                                                                      Investors      Dollar Amount
                                                                                                        of Purchases
         Accredited Investors..........................................................                   $
         Non-accredited Investors .....................................................     9             $ 25,000
              Total (for filings under Rule 504 only)..................................     9             $ 25,000
                  Answer also in Appendix. Column 4. if filing under ULOE

3. If this filing is for an offering under Rule 504 or 505. enter the information requested for all securities sold by the issuer, to date. in offerings of the types indicated, in the twelve (12) months prior to the first sale of securities in this offering.
    Classify securities by type listed in Part C-Question 1.

       Type of offering                                                                 Type of  Dollar Amount
                                                                                        Security     Sold

         Rule 505 .....................................................................                   $
         Regulation A .................................................................                   $
         Rule 504    .................................................................. Equity            $10,500
              Total ................................................................... Equity            $10,500

4.a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the issuer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.

Transfer Agent's Fees       .................................................................[ ]  $
Printing and Engraving Costs ................................................................[ ]  $
 Legal Fees .................................................................................[x]  $ 2,000
Accounting Fees .............................................................................[ ]  $
Engineering Fees ............................................................................[ ]  $
Sales Commissions (Specify finder's fees separately) ........................................[ ]  $
Other Expenses (identify) ...................................................................[ ]  $
         Total ..............................................................................[x]  $ 2,000


                                     4 of 8

C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS

     b. Enter the difference between the aggregate offering price given in response to Part C-Question I and total expenses furnished in response to Part C-Question 4.a. This difference is the "adjusted gross proceeds to the issuer $23,000

 5. Indicate below the amount of the adjusted gross proceeds to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C-Question 4.b. above.

                                                                                        Payments to
                                                                                          Officers
                                                                                        Directors, &      Payments to
                                                                                         Affiliates         Others
Salaries and fees ......................................................................[ ] $             [ ] $

Purchase of real estate.................................................................[ ] $             [ ] $

Purchase, rental or leasing and installation of machinery and equipment.................[ ] $             [ ] $

Construction or leasing of plant buildings and facilities...............................[ ] $             [ ] $

Acquisition of other businesses (including the value of securities involved in this offering that may be used in exchange for the assets or securities of another issuer
pursuant to a merger ...................................................................[ ] $             [ ] $

Repayment of indebtedness. .............................................................[ ] $             [ ] $

Working capital.........................................................................[ ] $             [x] $23,000

Other (specify) ........................................................................[ ] $             [ ] $

Column Totals. .........................................................................[ ] $             [ ] $

Total Payments Listed (column totals added) ...................................................... [x] $23,000

D. FEDERAL SIGNATURE

The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b) (2) of Rule 502. Issuer (Print or Type)

Issuer (Print or Type)                 Signature                 Date

Flexible Solutions International Inc.  /s/ Daniel B. 0 'Brien September 14, 1998

Name of Signer (Print or Type          Title of Signer (Print or Type)

       Daniel B. O'Brien               President


                                    ATTENTION

Intentional misstatements or omissions of fact constitute federal criminal violations. (see is U.S.C. 1001.)

                                     5 of 8

E. STATE SIGNATURE

1. Is any party described in 17 CFR 230.252 (c), W. (e) or (f) presently subject to any of the disqualification provisions of such rule?
     [ ] Yes [x] No

                   See Appendix, Column 5, for state response.

2. The undersigned issuer hereby undertakes to furnish to any state administrator of any state in which this notice is Form D (17 CFR 239.500) at such times as required by state law.

3. The undersigned issuer hereby undertakes to furnish to the state administrators, upon written request, information furnished by the issuer to offerees.

4. The undersigned issuer represents that the issuer is familiar with the conditions that must be satisfied to be entitled to the Uniform Limited Offering Exemption (ULOE) of the state in which this notice is filed and understands that the issuer claiming the availability of this exemption has the burden of establishing that these conditions have been satisfied.

The issuer has read this notification and knows the contents to be true and has duly caused this notice to be signed on its behalf by the undersigned duly authorized person.

Issuer (Print or Type)                   Signature               Date

Flexible Solutions International Inc.  /s/ Daniel B. 0 'Brien September 14, 1998

Name of Signer (Print or Type)           Title of Signer (Print or Type)

       Daniel B. O'Brien                 President






Instruction:
Print the name and title of the signing representative under his signature for the state portion of this form. One copy of every notice on Form D must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

                                     6 of 8

Note:  Pages 7 and 8 were not used